SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 17, 2008

BLACKSANDS PETROLEUM, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

401 Bay Street, Suite 2700, PO Box 152

Toronto, Ontario Canada M5H 2Y4
_____________________________________________
(Address of principal executive offices) (Zip Code)

(416) 359-7805
__________________
(Registrant’s Telephone Number, Including Area Code)

___________________________________________________
(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this report is to amend the Current Report on Form 8-K of Blacksands Petroleum, Inc. (the “Company”) filed with the United States Securities and Exchange Commission on October 17, 2008 (the “Original Report”). The Company has provided Sherb & Co., LLP, the Company’s former auditor (“Sherb”), with a copy of the Item 4.01 disclosure from the Original Report, and requested that Sherb furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. This Form 8-K/A amends the Original Report solely to provide Exhibit 16.1, Sherb’s letter to the United States Securities and Exchange Commission dated October 20, 2008.

Item 9.01 – Financial Statement and Exhibits

(c)	Exhibits

Exh. No.	Description
16.1	Former Auditor's Letter to the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Date: October 21, 2008	By:	/s/ Paul A. Parisotto
	Name:	Paul A. Parisotto
	Title:	President and Chief Executive Officer